RBC Capital Markets 2011 Financial Institutions Conference May 5, 2011 Exhibit 99.1

The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the company’s latest Annual
Report on Form 10-K for the year ended December 31, 2010, which was filed on
February 25, 2011. This document contains and identifies important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of today’s date and the Company undertakes no obligation to update such forward-looking statements.
Safe Harbor Disclosure
2

SVB’s Unique Model Strong Performance Growth Initiatives Outlook for 2011 Appendix Overview 3 Overview

A Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Low cost funds from highly liquid clients
• Diversified revenue streams
Leader
• Leading market share
• More than 550 venture firm clients
• The bank for high-growth innovation companies
Established
(1)
• 26 U.S. and seven international offices
• 12,000+ clients  and 1,350+ employees
• $32.4 billion in total client funds
(2)
• $18.6 billion in total assets
1)  At 3/31/11
2)  Total Client Funds includes deposits and off-balance sheet client investment funds.
4         SVB’s Unique Model

Silicon Valley Bank
(Commercial Banking)

- Lending
- Global Treasury Management
- Global Finance
- Foreign Exchange
- Investment Solutions

SVB Global
(Global Markets)

- Global Commercial Banking
- Help clients access foreign markets and opportunities
- UK, Israel, India and China

SVB Analytics
(Analytics/Benchmarking)

- Private company 409A valuations
- Corporate equity mgmt.
- Stock Option Expense (FAS 123R) Solutions
- Performance benchmarking

SVB Private Bank
(Private Banking)

- Customized loan solutions for select clients
- Residential Mortgages
- Deposit services
- Global ATM access

SVB Capital
(Venture Capital/Private Equity Funds Management)

- $1.0B+ fund family
- Investments in 425+ funds

SVB Financial Group

Complete Financial Services Platform 5 SVB’s Unique Model

- Diluted Earnings Per Share of $0.76
- Net income of $33 million
- Average loan growth of $305 million (6.1%)*
- Average deposit growth of $1.4 billion (10.3%)*
- Record net interest income of $120 million

...underscored by outstanding credit quality

SVB Financial Group

Strong Organic Growth in Q111 6 6 Strong Performance * Sequential

Third straight quarter of loan growth

Outstanding deposit growth

Net interest income at record highs

Strong warrant and VC gains

Improving net interest margin

Strong loan pipeline

Fifth straight quarter of credit quality improvement

Improving markets for our clients

SVB›Financial Group

Solid Performance 7 Strong Performance

All-time high
$120.3
2.96%
$125.0
$120.0
$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$85.0
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Net Interest Income
Net Interest Margin

Net Interest Income Remains Strong 8 Millions 8 Strong Performance NIM

A Growing Balance Sheet
DRIVERS
•
New client acquisition
•
High client liquidity
•
Low interest rate environment
WE REMAIN FOCUSED ON MANAGING OUR
BALANCE SHEET
•
New client investment products
•
Tender for debt repurchase
•
Strong asset sensitivity
9 9  Strong Performance

Our Growth Initiatives
10
UK Branch
Application
India Branch
Application
China JV
Application
Israel Office
Correspondent
Banking
Network
Debit & Credit
Cards
New Products &
Services
Custom Credit
Products &
Programs
GLOBAL MARKETS & REACH
Global Core
Banking System
IT Backbone
Upgrade
Global Payment
Systems
Enhanced On-
line/Mobile
Systems
GLOBAL PLATFORM
PRODUCT LINES
Front-Line
Sales Staff
Private
Bank
Client
Segmentation
Client
Experience
CLIENT NEEDS
10  Growth Initiatives

Metric	2011 Outlook[1]	Prior Outlook (1/20/11)
Deposits (average)	Low double-digit % growth	High-single digits % increase
Net Interest Income	Mid-twenties % growth	High teens % increase
Allowance for Loan Losses as % of Total Performing Loans	Between 1.25% and 1.35%	Between 1.30% and 1.40%
Net Loan Charge-Offs	Lower than 0.50% of average total gross loans	Comparable to 2010
Non-performing Loans	Lower than 2010 levels of 0.71% of total gross loans	Comparable to 2010
Net gains on equity warrant assets	Between $7 and $10 million	Comparable to 2010 ($6.6m)
Net gains on investment securities (net of gains on sales of AFS securities and non-controlling interests)	Between $13 and $16 million	$4 to $8 million
Non-interest expense[2]	Mid-teens % increase	Low double-digits % increase

SVB Financial Group

Our 2011 Outlook Has Improved
1) See latest quarterly press release for more information
2) Excluding expenses related to non-controlling interests.  Non-GAAP number. Please see non-GAAP disclosures at end of presentation and our most recent financial releases for more information
11  Outlook for 2011

Solid Momentum For Growth in 2011
•
An improving business environment
•
Growing client revenues due to increasing
technology spending
•
Improving venture-backed exit markets
•
Beginning to see results from growth
initiatives
12 12  Outlook for 2011

Appendix
1)
First Quarter Review
•
Highlights 16
•
Loans & Credit Quality 17-20
•
Assets and Client Liquidity 21-22
•
Balance Sheet 23
•
Sensitivity Charts 24-25
•
Capital Ratios 26
•
2011 Outlook 27
2)
Annual Metrics 28-29
3)
Growth Initiatives 30-33
4)
Venture Capital Markets 34-35
6)
Non-GAAP Reconciliations 36-40

First Quarter Review 15 Appendix – First Quarter Review

Quarterly Financial Highlights
Q111 Q410 Q310 Q210 Q110
Diluted Earnings Per Share $0.76 $0.41 $0.89
(1)
$0.50 $0.44
Net Income Available to
Common Stockholders
$33.0M $17.5M $37.8M
(1)
$21.1M $18.6M
Average Loans  (Change)
$5.3B
(+6.1%)
$5.0B
(+11.3%)
$4.5B
(+9.4%)
$4.1B
(-0.1%)
$4.1B
(-5.8%)
Average Deposits/ (Change)
$14.7B
(+10.3%)
$13.3B
(+11.6%)
$11.9B
(+0.1%)
$11.9B
(+8.6%)
$11.0B
(+11.0%)
Net Interest Margin 2.96% 2.74% 3.14% 3.20% 3.30%
Net Interest Income  $120.3M $104.5M $106.3M $106.4M $100.8M
Non-Interest Income $90.0M $71.9M $86.2M
(1)
$40.2M $49.3M
Net (Recoveries) Charge-
Offs/Total Average Gross
Loans
(0.19%)
(2)
0.57% 0.73% 0.38% 1.46%
Non-Interest Expense $117.4M $115.9M $104.2M $104.2M $98.6M
1) Includes $23.6 million in pre-tax gains from sale of AFS securities
2) Represents net recovery of $2.5 million
16  Appendix – First Quarter Review

Billions
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$5.0
$4.8
$4.7
$4.5
$4.2
$4.5
$4.9
$5.5
$5.7
$5.31
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Period-End Loans
Average Loans

Loans Are At an All-Time High 17 17 Appendix – First Quarter Review

Private Bank 11%
Other 10%
Software 32%
Wine 8%
Venture Capital Call Lines of Credit 18%
Life Sciences 11%
Hardware 10%
Early Stage 13%
Cash Flow Buyout 10%
Factoring 8%
Business Risk 56%
Commercial Finance 13%

A Focused, High-Quality Loan Portfolio Risk Composition of Technology and Life Science Lending Total Loan Portfolio (3/31/11) $5.7 Billion 18 Appendix – First Quarter Review

Millions
(As a % of Total Gross Loans)
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
$34.5
0.61%
-0.19%
Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111
Non-Performing Loans
Net Charge-Offs (%)
Non-Performing Loans (%)
SVB Financial Group

Credit Quality Has Improved 19 Appendix – First Quarter Review

2.8%
1.8%
0.8%
-0.2%
1.44%
0.61%
(-0.19%)
NCOs/Average Loans
ALLL/Loans
NPLs/Loans
2008
2009
2010
Q111

SVB Financial Group

Credit Quality Has Improved 20 Appendix – Annual Metrics

$35
$30
$25
$20
$15
$10
$5
$0
$18.6
$32.4
Total Assets
Total Client Funds
2006
2007
2008
2009
2010
Q111

SVB Financial Group

Solid and Growing Franchise 21 Billions 21 Appendix – Annual Metrics

$20
$15
$10
$5
$0
$17.0
$15.3
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Period-End Deposits
Period-End Client Investment Funds

SVB Financial Group

Our Clients Have Ample Liquidity 22 Billions 22 Appendix – First Quarter Review

Assets
$18.6 Billion
Other 3
$0.4
$2.4
Cash
$5.6
Net Loans
$9.5
AFS Securities
(Primarily
agencies)
$0.8
Non-
Marketable
Securities
(VC/PE
investments) (2)
Liabilities
$16.8 Billion
$9.5
Non-Interest-
Bearing Deposits
$5.8
Interest-
Bearing
Deposits
Other
Liabilities
$0.2
$1.2
Borrowings

SVB Financial Group

A Liquid Balance Sheet
(1)
1) At 3/31/11
2) Net of non-controlling interests, non-marketable securities were $310.1 million. Non-GAAP number. Please see non-GAAP disclosures at end of presentation and our most recent financial releases for more information.
3)    Includes A) Premises and Equipment Net of Accumulated Depreciation and Amortization, and B) Accrued Interest Receivable and Other Assets
23  Appendix – First Quarter Review

Rising Rates Will Benefit Us Significantly
Each 25 bps increase in the Fed Funds rate contributes
approximately $4 – $8 million to Net Interest Income**
**Tax-effected, estimates are based on static balance sheet and assumptions as of 3/31/11
Changes in
Fed Funds
Rate (basis
points)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin Effect
+75 +14.3 million $0.34 +0.8% +0.14%
+100 +$23.4 million $0.55 +1.3% +0.22%
+200 +$57.7 million $1.36 +3.1% +0.56%
+300 +$93.7 million $2.21 +4.8% +0.90%
24  Appendix – First Quarter Review

Higher Loan Balances Will Benefit Us
**Estimates are based on static balance sheet and assumptions as of 3/31/11
Each $250 million increase in loan volume contributes
approximately $0.22 to EPS**
25  Appendix – First Quarter Review
Growth in
Overall Loan
Balances
($$)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+250 million +9.5 million $0.22 +0.5% +0.09%
+500 million +$18.9 million $0.45 +1.0% +0.18%
+750 million +$28.4 million $0.67 +1.5% +0.27%
+1 billion +$37.9 million $0.89 +2.0% +0.37%

20%
18%
16%
14%
12%
10%
8%
6%
4%
16.85%
13.13%
7.65%
7.05%
2006
2007
2008
2009
2010
Q111
Total Risk-based Capital
Tangible Common Equity/Risk-weighted Assets
Tangible Common Equity/Tangible Assets
Tier 1 Leverage

SVB Financial Group

We Are Well Capitalized TCE/TA and TCE/RWA are non-GAAP Numbers: Please Refer to Non-GAAP measure disclosure at end of presentation for more information. 26 Appendix – First Quarter Review

Full Year Outlook:  2011 vs. 2010
Metric 2010 Actual 2011 Outlook
(3)
as of 4/21/11
Loans (average) $4.4 Billion Mid-20s % growth
Deposits (average) $12.0  Billion Low double-digit % growth
Net Interest Income $418.1 Million Mid-twenties % growth
Net Interest Margin 3.08% Between 3.30% and 3.40%
Allowance for loan losses for performing loans
/period end gross performing  loans
1.37% Between 1.25% and 1.35%
Net Loan Charge-Offs $34.5 million
Lower than 0.50% of average total gross
loans
Non-Performing Loans/Total Loans 0.71% Lower than 2010 levels
“Core” Fee Income (1) $109.0 million High single-digit % increase
Net gains on equity warrant assets $6.6 million Between $7 and $10 million
Net gains on investment securities (net of gains
on sales of available-for-sale securities and
non-controlling interests)
$16.1 million Between $13 and $16 million
Non-interest expense (excluding expenses
related to non-controlling interests)
$410.5 million (2) Mid-teens % increase
1) “Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate
2) Non-GAAP number. Please see non-GAAP measure disclosures at end of  presentation and our most recent financial releases for more information.
3) See latest financial press release for more information
27  Appendix – First Quarter Review

Annual Metrics 28 Appendix – Annual Metrics

Financial Highlights: 2008 -2010
2010 2009 2008
Diluted Earnings Per Share $2.24 $0.66 $2.16
Net Income Available to
Common Stockholders
$95.0M $22.7M $73.6M
Average Loans  (Change) $4.4B (-5.6%) $4.7B $4.6B
Average Deposits/
(Change)
$12.0B (+36.8%) $8.8B $4.9B
Average AFS Securities $5.4B $2.3B $1.3B
Net Interest Margin 3.08% 3.73% 5.72%
Net Interest Income
(Change)
$418.1M (+9.4%) $382.2M $368.6M
Non-Interest Income $247.5M $97.7M $152.4M
Net Charge-Offs/Total
Average Gross Loans
0.77% 2.64% 0.87%
Non-Interest Expense $422.8M $343.9M $312.9M
29  Appendix – Annual Metrics

Growth Initiatives 30 Appendix – Growth Initiatives

From startup to standout to global standard.

SVB *Accelerator*

SVB *Growth*

SVB *Corporate Finance*

SVB Financial Group

We’re Supporting Clients At All Stages 50% Market Share 10% – 12% Market Share < 10% Market Share 31 Appendix – Growth Initiatives

Prior to
2011
2011 - 2012 Long Term
Financial
Impact
- Rep office
- LPO
Branch and
full product
set
Subsidiary bank +
Europe;
expansion and
growth
0-2 years
- Rep Office
- Funds
JV Bank and
related
activities
Subsidiary
Branch;
expansion and
growth
3-5 years
- Rep Office
- LPO
Expansion and
growth
0-2 years
- NBFC
- Fund
Branch or
subsidiary
with full
product set
Subsidiary 3-5 years
We Are Extending Our Platform Globally
32 32  Appendix – Growth Initiatives

Private Bank
•
Expanded private banking services
•
Tailored lending for influencers in the SVB
ecosystem
•
An advanced, easy-to-use, online platform
•
Support for clients’ success in all arenas:
business, family, life
33  Appendix – Growth Initiatives

Venture Capital Markets 34 Appendix – Venture Capital Markets

Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
140
120
100
80
60
40
20
0
$6.4
$5.8
$1.4
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
U.S. VC Investment
M&A $$
IPOs $$
IPOs#
M&A#

SVB Financial Group

VC Markets Are Stabilizing Source: Thomson Reuters, National Venture Capital Association, Dow Jones 35 Appendix – Venture Capital Markets

Non-GAAP Measures 36 Appendix – Non-GAAP Reconciliations

Non-GAAP TCE/TA and TCE/RWA Reconciliation
Non-GAAP tangible common equity and
tangible assets
(dollars in thousands, except ratios)
March 31, December 31, March 31,
2011 2010 2010
GAAP SVBFG stockholders' equity $           1,313,574 $           1,274,350 $           1,173,480
Less:  intangible assets 749 847 979
Tangible common equity $           1,312,825 $           1,273,503 $            1,172,501
GAAP total assets $         18,618,266 $         17,527,761 $         14,125,249
Less: intangible assets 749 847 979
Tangible assets $         18,617,517 $         17,526,914 $          14,124,270
Risk-weighted assets $          10,000,214 $           9,406,677 $            7,324,526
Tangible common equity to tangible assets 7.05% 7.27%  8.30%
Tangible common equity to risk-weighted
assets 13.13% 13.54% 16.01%
For additional Non-GAAP disclosures, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.
37  Appendix – Non-GAAP Reconciliations

Non-GAAP Non-Interest Income Reconciliation
Three months ended Year ended
Non-GAAP noninterest
income, net of
noncontrolling interests
(dollars in thousands)
March 31, December 31, March 31, December 31, December 31,
2011 2010 2010 2010 2009
GAAP noninterest income $         89,954 $         71,864 $          49,273 $        247,530 $          97,743
Less: income (losses)
attributable to
noncontrolling interests,
including carried interest 43,562 19,785 13,891 54,186 (24,901)
Less: gains on sales of
available-for-sale securities - - - 24,699 -
Non-GAAP noninterest
income, net of
noncontrolling interests $         46,392 $         52,079 $           35,382 $        168,645 $        122,644
38  Appendix – Non-GAAP Reconciliations
For additional Non-GAAP disclosures, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Interest Expense Reconciliation
For additional GAAP to Non-GAAP reconciliation information, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.
39  Appendix – Non-GAAP Reconciliations
Three months ended Year ended
Non-GAAP operating efficiency ratio,
net of noncontrolling interests
(dollars in thousands, except ratios)
March 31, December 31, March 31, December 31, December 31,
2011 2010 2010 2010 2009
GAAP noninterest expense $           117,435 $         115,891 $        98,576 $      422,818 $      343,866
Less: amounts attributable to
noncontrolling interests 3,481 3,298 3,231 12,348 12,451
Less: impairment of goodwill - - - - 4,092
Non-GAAP noninterest expense,
net of noncontrolling interests $           113,954 $         112,593 $        95,345 $      410,470 $      327,323
GAAP taxable equivalent net interest
income $           120,806 $         105,025 $      101,362 $      420,186 $      384,354
Less: income (losses) attributable to
noncontrolling interests 7 8 (7) 28 (18)
Non-GAAP taxable equivalent net
interest income, net of noncontrolling
interests 120,799 105,017 101,369 420,158 384,372
Non-GAAP noninterest income, net of
noncontrolling interests 46,392 52,079 35,382 168,645 122,644
Non-GAAP taxable equivalent
revenue, net of noncontrolling
interests $           167,191 $         157,096 $      136,751 $      588,803 $      507,016
Non-GAAP operating efficiency ratio
(1)
68.16% 71.67% 69.72% 69.71% 64.56%
(1) The non-GAAP operating efficiency ratio is calculated by dividing non-GAAP noninterest expense, net of noncontrolling interests by non-GAAP taxable equivalent revenue, net of noncontrolling interests. For additional GAAP to Non-GAAP disclosures, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP Non-Marketable
Securities
Reconciliation
For additional GAAP to Non-GAAP disclosures, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.
40  Appendix – Non-GAAP Reconciliations
Non-GAAP non-marketable
securities, net of
noncontrolling interests
(dollars in thousands)
March 31, December 31, March 31,
2011 2010 2010
GAAP non-marketable
securities $    798,064 $      721,520 $    591,692
Less: noncontrolling interests
in non-marketable securities 488,013 423,400 344,890
Non-GAAP non-marketable
securities, net of
noncontrolling interests $    310,051 $      298,120 $    246,802